Nationwide Life Insurance Company: • Nationwide Variable Account – 7 • Nationwide Variable Account – 11

Prospectus supplement dated January 12, 2010 to
Prospectuses dated December 12, 2001 and May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On August 14, 2009, the Board of Trustees of the Federated Insurance Series voted to liquidate the Federated Insurance Series – Federated International Equity Fund II effective March 12, 2010.  Effective March 12, 2010, this underlying mutual fund will no longer be available to receive transfers or new purchase payments.

Any account value allocated to this fund will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I on March 12, 2010.